UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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abrdn National Municipal Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABRDN NATIONAL MUNICIPAL INCOME FUND
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on September 30, 2024

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of abrdn National Municipal Income Fund ("VFL" or the "Fund") (the "Annual Meeting") will be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on Monday, September 30, 2024, at 10:30 a.m. Eastern Time.

The purpose of the Annual Meeting is to consider and act upon the following proposal (the "Proposal"), and to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof:

Proposal: Election of Trustees

To elect each of Christian Pittard, Nancy Yao, C. William Maher, and Todd Reit as a Trustee of the Fund, with Nancy Yao and C. William Maher being voted upon exclusively by the holders of preferred shares of the Fund.

The Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of the Fund if you owned shares of the Fund at the close of business on August 6, 2024 (the "Record Date"). Even if you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to the Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Annual Meeting must present photo identification. If you plan to attend the Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This Notice and related proxy materials are first being mailed to shareholders on or about August 15, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on Monday, September 30, 2024: This Notice, the Proxy Statement and the form of proxy card(s) are available on the Internet at http://www.abrdnvfl.com/. On this website, you will be able to access the Notice, the Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By order of the Board of Trustees,

Megan Kennedy, Vice President and Secretary
abrdn National Municipal Income Fund

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

August 15, 2024
Philadelphia, Pennsylvania

ABRDN NATIONAL MUNICIPAL INCOME FUND
("VFL" or the "Fund")

1900 Market Street, Suite 200
Philadelphia, PA 19103

PROXY STATEMENT

For the Annual Meeting of Shareholders
to be held on September 30, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Trustees (the "Board" with members of the Board being referred to as "Trustees") to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on Monday, September 30, 2024, at 10:30 a.m. Eastern Time and at any adjournments or postponements thereof. A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy Card") accompany this Proxy Statement. This Proxy Statement is first being sent to shareholders on or about August 15, 2024.

The purpose of the Meeting is to consider and act upon the following proposal (the "Proposal") for the Fund and to consider and act upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof:

Proposal: Election of Trustees

To elect each of Christian Pittard, Nancy Yao, C. William Maher, and Todd Reit as a Trustee of the Fund, with Nancy Yao and C. William Maher being voted upon exclusively by the holders of preferred shares of the Fund.

All properly executed proxies received prior to the Meeting will be voted at the Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the Proxy Card. Unless instructions to the contrary are marked on the Proxy Card, proxies received will be voted "FOR" the Proposal. The persons named as proxy holders on the Proxy Card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any Proxy Card may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy Card to, or giving written notice to, Megan Kennedy, Secretary of the Fund, 1900 Market Street, Suite 200, Philadelphia, PA 19103, or by attending the Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy Card along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the Internet by following the instructions contained on their Proxy Card. Shareholders do not have dissenters' rights of appraisal in connection with any of the matters to be voted on by the shareholders at the Meeting.

All shareholders of the Fund vote together to elect Trustees, except that the holders of preferred shares have the exclusive right to separately elect two Trustees of the Fund (the "Preferred Share Trustees"), in addition to the right to vote for the remaining Trustees together with the holders of the common shares. In general, the presence in person or by proxy of holders of a majority of the shares of the Fund entitled to vote at the Meeting shall constitute a quorum. For purposes of electing the two Preferred Share Trustees, the presence in person or by proxy of holders of 33 1/3% of the preferred shares entitled to vote at the Meeting shall constitute a quorum.

The election of a Trustee to the Board requires the affirmative vote of a plurality of shares present in person or by proxy and entitled to vote for the election of such Trustee at a meeting at which a quorum is present. Under a plurality vote, the nominees who receive the highest number of votes up to the number of Trustees to be elected will be elected even if they receive less than a majority of votes cast. For purposes of the election of Trustees, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners regarding an item for which the brokers or nominees do not have discretionary power to vote) will be counted as shares present for quorum purposes, but will not be treated as votes cast. Abstentions and broker non-votes therefore, will have no effect on the election of Trustees (except to the extent they cause a quorum to be present). All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" the Proposal.

In the event that a quorum is not present or if sufficient votes are not received consistent with the Board's recommendation regarding a proposal, management may propose an adjournment or adjournments of the Meeting. Any adjournment would require a vote in favor of the adjournment by a majority of the votes cast by those shareholders present in person or by proxy or by the chairperson of the Meeting. The persons named as proxies on the Proxy Card may vote (or withhold their votes) in their discretion on any proposed adjournment. When the Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than one hundred eighty (180) days from the Record Date, in which case the Board shall set a new record date. If notice of any such adjourned meeting is required, it shall be given to each shareholder of record entitled to vote at the adjourned meeting. At any adjourned meeting, the Fund may transact any business that might have been transacted at the Meeting.

We will admit to the Meeting (1) all shareholders of record on August 6, 2024 (the "Record Date"), (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board has fixed the close of business on August 6, 2024 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date for the Fund will be entitled to one vote for each share held for the Meeting. As of the Record Date, 12,278,002.505 shares of the Fund were issued and outstanding.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Monday, September 30, 2024, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. The Proxy Materials and the Fund's most recent annual report for the fiscal year ended September 30, 2023, are available on the Internet at http://www.abrdnvfl.com/. The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended September 30, 2023, and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Fund c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to register to attend the Meeting.

Proposal: Election of Trustees

Shareholders are being asked to elect each of Christian Pittard, Nancy Yao, C. William Maher, and Todd Reit as a Trustee of the Fund, with Nancy Yao and C. William Maher being voted upon exclusively by the holders of preferred shares of the Fund. Each Trustee currently serves as a Trustee of the Fund. Trustees who are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Fund's investment adviser, abrdn Inc. (the "Investment Adviser"), are referred to in this Proxy Statement as "Interested Trustees." Trustees who are not interested persons, as described above, are referred to in this Proxy Statement as "Independent Trustees."

The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

The Board knows of no reason why a nominee will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Board may recommend.

It is the intention of the persons named on the Proxy Card to vote "FOR" the Proposal.

The following tables set forth certain information regarding the nominees for election to the Board and the principal officers of the Fund.

Address and Year of Birth	Position(s) with the Fund*	Principal Occupation(s) During at least the Past Five Years	Number of Registered Investment Companies "Registrants" consisting of Investment Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Nominee
Independent Trustee Nominees
Todd Reit c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Chair of the Board; Trustee

Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank's asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).

			9 Registrants consisting of 9 Portfolios	None

Address and Year of Birth	Position(s) with the Fund*	Principal Occupation(s) During at least the Past Five Years	Number of Registered Investment Companies "Registrants" consisting of Investment Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Nominee
Nancy Yao c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Trustee

Ms. Yao is a lecturer on accounting and governance at Yale University. She is also a strategic consultant. Ms. Yao was the President of the Museum of Chinese in America from 2015 until 2023. Prior to that, she served as the executive director of the Yale-China Association and managing director of the corporate program at the Council on Foreign Relations. Prior to her work in non-profit, Ms. Yao launched the Asia coverage at the Center for Financial Research and Analysis (currently known as Risk Metrics), served as the inaugural director of policy research of Goldman Sachs' Global Markets Institute, and was an investment banker at Goldman Sachs (Asia) L.L.C. Ms. Yao is a board member of the National Committee on U.S.-China Relations, a member of the Council on Foreign Relations.

			8 Registrants consisting of 8 Portfolios	None
C. William Maher c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1961	Trustee	Mr. Maher is a Co-founder of Asymmetric Capital Management LLC since May 2018. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.	7 Registrants consisting of 7 Portfolios	None

Address and Year of Birth	Position(s) with the Fund*	Principal Occupation(s) During at least the Past Five Years	Number of Registered Investment Companies "Registrants" consisting of Investment Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Nominee
Interested Trustee Nominee
Christian Pittard*** c/o abrdn Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1973	Trustee

Mr. Pittard is a Director of Corporate Finance and Head of Listed Funds. Previously he was Head of the Americas and the North American Funds business based in the US. Prior to that he was a Managing Director of abrdn's business in Jersey, Channel Islands having joined abrdn in 1999.

			12 Registrants consisting of 12 Portfolios	None

*  Each Trustee, with the exception of Christian Pittard, has served the Fund since the close of business on July 7, 2023. Christian Pittard has served as Trustee since June 30, 2024. If elected, the nominees will serve as Trustees until the next annual meeting of shareholders called for the purpose of electing Trustees and/or until their successors shall have been elected and duly qualified for office.

**  As of the date of this Proxy Statement, the "Fund Complex" has a total of 18 Registrants with each Board member serving on the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end Funds, abrdn Funds and abrdn ETFs, which each have multiple portfolios. The Registrants in the Fund Complex are, abrdn Income Credit Strategies Fund, abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (which consists of 18 portfolios) and abrdn ETFs (which consists of 3 portfolios).

***  Deemed to be an Interested Trustee because of his position held with an affiliate of the Investment Adviser.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

The Board believes that each Trustee's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Investment Adviser, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and to the Fund. A Trustee's ability to perform his or her duties effectively may have been attained through the Trustee's executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Fund and other funds/portfolios in the abrdn complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Ms. Yao, financial and research analysis experience in and covering the Asia region and experience in world affairs; Mr. Reit, banking and asset management experience and experience as a board member; Mr. Maher, experience as an officer in the financial services industry, including his experience as a chief financial officer and chief executive officer; and Mr. Pittard, his experience as head of closed-end funds for an affiliate of the Investment Adviser.

The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC") and do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

OFFICERS

Name, Address and Year of Birth	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Joseph Andolina** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President	Since 2023

Currently, Chief Risk Officer—Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as U.S. Counsel since 2012.

Katherine Corey** c/o abrdn Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1985	Vice President	Since 2023	Currently, Senior Legal Counsel, Product Governance US for abrdn Inc. Ms. Corey joined abrdn Inc. as U.S. Counsel in 2013.
Sharon Ferrari** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Since 2023	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Alan Goodson** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2024	Currently, Executive Director, Product & Client Solutions—Americas for abrdn Inc. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc.in 2000.
Heather Hasson** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2023	Currently, Senior Product Solutions and Implementation Manager, Product Governance U.S. for abrdn Inc. Ms. Hasson joined abrdn Inc. as a Fund Administrator in 2006.

Name, Address and Year of Birth	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Robert Hepp** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2023	Currently. Senior Product Governance Manager, Product Governance U.S. at abrdn Inc. Mr. Hepp joined abrdn Inc. in 2016.
Megan Kennedy** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President, Secretary	Since 2023	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. as a Senior Fund Administrator in 2005.
Andrew Kim** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2023	Currently. Senior Product Governance Manager, Product Governance U.S. for abrdn. Mr. Kim joined abrdn Inc. in 2013.
Brian Kordeck** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2023	Currently, Senior Product Manager, Product Governance U.S. for abrdn Inc. Mr. Kordeck joined abrdn Inc. in 2013.
Miguel Laranjeiro** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2023	Currently, Investment Director, Municipals for abrdn. Mr. Laranjeiro joined abrdn in 2018.
Michael Marsico** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2023	Currently, Senior Product Manager, Product Governance U.S. for abrdn Inc. Mr. Marsico joined abrdn Inc. in 2014.
Jonathan Mondillo** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2023	Currently, Head of U.S. Fixed Income at abrdn Inc.; previously, he was Head of Municipals at abrdn. Mr. Mondillo joined abrdn Inc. in 2018 from Alpine Woods Capital Investors, LLC.
Christian Pittard** c/o abrdn Investments Limited 280 Bishopsgate London EC2M 4AG Year of Birth: 1973	Vice President	Since 2023	Currently, Head of Closed End Funds & Managing Director—Corporate Finance. Mr. Pittard joined abrdn from KPMG in 1999.

Name, Address and Year of Birth	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Lucia Sitar** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2023

Currently, Vice President and Head of Product Management and Governance for abrdn Inc.—since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. Ms. Sitar joined abrdn Inc. as U.S. Counsel in July 2007.

Michael Taggart ** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2024

Currently, Closed-end Fund Specialist at abrdn Inc since 2023. Prior to that, he was vice president of investment research and operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had served as vice president of closed-end fund product strategy since November 2013.

*  Officers hold their positions with the Fund until a successor has been duly elected and qualifies.

**  Each Officer may hold officer position(s) in one or more other funds which are part of the abrdn Fund Complex.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the abrdn Family of Investment Companies (as defined below) beneficially owned by each nominee.

Name of Nominee	Dollar Range of Equity Securities Owned in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in the Family of Investment Companies(2)
Independent Trustee Nominees:
Nancy Yao	None	$50,001 — $100,000
Todd Reit	$10,001 — $50,000	Over $100,000
C. William Maher	None	$50,001 — $100,000
Interested Trustee Nominee:
Christian Pittard	None	None

(1)  This information has been furnished by each Trustee as of August 9, 2024. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  "Family of Investment Companies" means those registered investment companies that are advised by the Investment Adviser or an affiliate and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of August 9, 2024, the Trustees and officers, in the aggregate, owned less than 1% of the Fund's outstanding equity securities. As of August 9, 2024, none of the Independent Trustees or their immediate family members owned any shares of the Investment Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Mr. Goodson and Ms. Ferrari serve as executive officers of the Fund. As of August 9, 2024, Mr. Goodson and Ms. Ferrari did not own shares of the Fund.

BOARD AND COMMITTEE STRUCTURE

The Board is currently composed of three Independent Trustees and one Interested Trustee, Christian Pittard.

The Board has appointed Mr. Reit, an Independent Trustee, as Chair. The Chair presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation of the Chair does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings throughout each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit Committee and a Nominating and Corporate Governance Committee (each discussed in more detail below, and each referred to herein as a "Committee") to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board's Committee structure. Each Committee is comprised entirely of Independent Trustees. Each Committee member is also "independent" within the meaning of the New York Stock Exchange ("NYSE") listing standards. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chair, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit Committee

The Audit Committee, established in accordance with Section 3(a)(58)(A) of the 1934 Act, is responsible for the selection and engagement of the Fund's independent registered public accounting firm (subject to ratification by the Independent Trustees), pre-approves and reviews both the audit and non-audit work of the Fund's independent registered public accounting firm, and other related matters. The members of the Fund's Audit Committee are Ms. Nancy Yao and Messrs. Todd Reit and C. William Maher.

The Audit Committee has adopted an Audit Committee Charter, the current copy of which is available on the Fund's website at http://www.abrdnvfl.com.

Nominating and Corporate Governance Committee; Consideration of Potential Trustee Nominees

The Nominating and Corporate Governance Committee recommends nominations for membership on the Board and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Investment Adviser, and other principal service providers. The Nominating and Corporate Governance Committee generally meets twice annually and makes its recommendations regarding nominees for trustee to the Board. The Nominating and Corporate Governance Committee also periodically reviews trustee compensation and will recommend any appropriate changes to the Board. The Nominating and Corporate Governance Committee also reviews and may make recommendations to the Board relating to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The members of the Nominating and Corporate Governance Committee are Ms. Nancy Yao and Messrs. Todd Reit and C. William Maher.

The Nominating and Corporate Governance Committee has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is available on the Fund's website at http://www.abrdnvfl.com.

The Nominating and Corporate Governance Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate's ability, judgment and expertise; (vii) overall diversity of the Board's composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. The Nominating and Corporate Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Investment Adviser or their affiliates, as appropriate. The Nominating and Corporate Governance Committee will consider potential trustee candidates, if any, recommended by Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; (ii) are not "interested persons" of the Fund, as that term is defined in the 1940 Act; and (iii) are "independent" as defined in the listing standards of any exchange on which the Fund's shares are listed.

While the Nominating and Corporate Governance Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate's and the Board's diversity, the Committee generally considers the manner in which each candidate's leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior trustee or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. The Committee may also consider other factors or attributes as they may determine appropriate in their judgment. The Committee believes that the significance of each candidate's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

Pursuant to the Fund's Amended and Restated By-Laws, as may be amended from time to time (the "By-Laws"), for any business to be properly brought before an annual meeting by a shareholder, including the nominating of persons for election as Trustees of the Fund, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund, such business must otherwise be a proper matter for action by the shareholders and the proponent of the proposal or its representative must attend the annual meeting in person and present the proposal to be considered. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with the provisions regarding the requirements for shareholder nominations and proposals in the Fund's By-Laws.

Any shareholder may obtain a copy of the Fund's Amended and Restated Declaration of Trust, as may be amended from time to time, or By-Laws by calling the Investor Relations department of abrdn Inc. toll-free at 1-800-522-5465, or by sending an e-mail to abrdn Inc. at Investor.Relations@abrdn.com.

Board Oversight of Risk Management

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser, who carries out the Fund's investment advisory and business affairs, and also by other service providers in connection with the services they provide to the Fund. Each of the Investment Adviser, the Fund's administrator and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Investment Adviser, the Fund's other service providers (including the Fund's transfer agent), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. The Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committee Meetings in Fiscal Period ended September 30, 2023

Each of the Trustees joined the Board effective after the close of business on July 7, 2023. On July 10, 2023, the Board approved a change in the Fund's fiscal year end from March 31 to September 30. During the Fund's fiscal period ended September 30, 2023, the Board, which prior to July 7, 2023, consisted of different Trustees who are no longer on the Board, held 7 meetings; the Audit Committee held 5 meetings; and the Nominating and Corporate Governance Committee held 5 meetings. During such period, each Trustee serving during the fiscal period ended September 30, 2023, attended at least 75% of the aggregate number of meetings of the Board and of Committees of the Board on which he or she served.

Communications with the Board of Trustees

Shareholders who wish to communicate with Trustees with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Trustees c/o abrdn Inc. (the "Administrator"), the Fund's administrator, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o abrdn Inc. at Investor.Relations@abrdn.com.

Trustee Attendance at Annual Meetings of Shareholders

The Fund has not established a policy with respect to Trustee attendance at annual meetings of shareholders.

REPORTS OF THE AUDIT COMMITTEE; INFORMATION REGARDING THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on December 12, 2023, the Board, including a majority of the Independent Trustees, selected KPMG LLP ("KPMG") to act as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2024. Representatives from KPMG are not expected to be present at the Meeting to make a statement or respond to questions from shareholders. If requested by any shareholder by two (2) business days before the Meeting, a representative from KPMG will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

The Fund's financial statements for the fiscal period ended September 30, 2023 were audited by KPMG. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has received the written disclosures and the letter from KPMG required by The Public Company Accounting Oversight Board ("PCAOB") Rule 3526 (PCAOB Rule 1, Communication with Audit Committees Concerning Independence), as may be modified or supplemented, and have discussed with KPMG its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of KPMG in the Fund. The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing review and discussions, the Audit Committee of the Fund recommended to the Board that the audited financial statements of the Fund for the fiscal period ended September 30, 2023 be included in the Fund's most recent annual report filed with the SEC.

As previously disclosed in the Fund's Current Report on Form 8-K filed with the SEC on July 13, 2023 (the "Report"), on July 7, 2023, the Board approved the dismissal of PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm for the Fund, due to independence matters relating to the change in the Fund's investment adviser, which was effective as of the close of business on July 7, 2023. On July 10, 2023, the Board approved a change in the Fund's fiscal year end and the Audit Committee selected and the Board approved the engagement of KPMG LLP ("KPMG"), 1601 Market Street, Philadelphia, PA 19103, as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2023.

The report of KPMG on the Fund's financial statements as of and for the fiscal period ended September 30, 2023, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. The report of PwC on the Fund's financial statements as of and for the fiscal year ended March 31, 2023, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During fiscal period ended September 30, 2023, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such period.

During the fiscal year ended March 31, 2023, and the subsequent interim period through July 7, 2023, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such year.

During the fiscal period ended September 30, 2023, and the fiscal year ended March 31, 2023, and the subsequent interim period through July 7, 2023, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K under the 1934 Act).

Audit and Other Fees

The following table sets forth the aggregate fees billed for professional services rendered by KPMG during the Fund's fiscal period ended September 30, 2023:

			Non-Audit Fees
Entity	Fiscal Period End	Audit Fees	Audit Related Fees	Tax Fees	All Other
Fund	September 30, 2023	$80,000	$0	$0	$0

The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Fund's Investment Adviser, and any service provider to the Fund controlling, controlled by or under common control with the Fund's Investment Adviser that provided ongoing services to the Fund ("Covered Service Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The aggregate fees billed by KPMG for non-audit services rendered to the Fund, the Investment Adviser and any Covered Service Providers for the fiscal year ended September 30, 2023 was $1,171,994.

The Audit Committee of the Fund prior to July 7, 2023, which consisted of different Committee members who are no longer Trustees (the "Former Audit Committee") reviewed any audit or non-audit services to determine whether they are appropriate and permissible under applicable law. The Former Audit Committee adopted policies and procedures to provide a framework for the Audit Committee's consideration of audit and non-audit services by the prior independent auditors. The Fund and "Covered Entities" (the Fund's prior investment advisor, excluding sub-advisors unaffiliated with the prior investment advisor, and any entity controlling, controlled by or under common control with the prior investment advisor that provided ongoing services to the Fund) were billed the amounts listed below by the prior independent auditors during the Fund's previous fiscal year. Based on available records, none of the fees in the table below were approved by the Former Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

			Non-Audit Fees
Entity	Fiscal Year End	Audit Fees	Audit Related Fees	Tax Fees(1)	All Other
Fund	March 31, 2023	$37,710	$0	$3,371	$0
Covered Entities	March 31, 2023	$2,050,189	$0	$0	$0

(1)  Includes fees billed to the Fund for the review of income tax returns and annual excise distribution calculations.

Aggregate non-audit fees to the Fund, the prior investment advisor and service provider affiliates

The aggregate non-audit fees billed by PwC for services rendered to the Fund, Covered Entities and other entities under common control with the prior investment advisor were $9,044,000 for the fiscal year ended March 31, 2023.

In connection with its selection of PwC, the Former Audit Committee considered PwC's provision of non-audit services to the prior investment advisor and other service providers under common control with the prior investment advisor that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Former Audit Committee determined that the independent auditor's provision of these services was compatible with maintaining PwC's independence.

COMPENSATION

The Trustees, with the exception of Mr. Pittard, each began their service on the Board on July 7, 2023, and did not receive any compensation from the Fund prior to July 7, 2023. The following table sets forth information regarding compensation of Trustees from the Fund and from the abrdn Fund Complex from close of business on July 7, 2023 (the date on which each Trustee began their service on the Board) through September 30, 2023 (the Fund's most recent fiscal year end). All officers of the Fund are employees of and are compensated by the Investment Adviser or its affiliates. None of the Fund's executive officers or Trustees who are also officers or directors of the Investment Adviser will receive any compensation from the Fund or any Fund in the abrdn Fund Complex for such period. The Fund does not have any bonus, profit sharing, pension or retirement plans.

Name of Trustee	Aggregate Compensation from the Fund: July 7, 2023 — September 30, 2023(1)	Total Compensation from the abrdn Fund Complex: July 7, 2023 — September 30, 2023(1)(2)
Nancy Yao	$12,269	$96,832
Todd Reit	$16,242	$39,210
C. William Maher	$14,139	$41,364
Christian Pittard(3)	N/A	N/A

(1)  At a meeting held on July 10, 2023, the Board approved a change in the Fund's fiscal year end from March 31 to September 30.

(2)  See the "Trustees" table for the number of funds within the abrdn Fund Complex that each Trustee oversees.

(3)  Christian Pittard became a Trustee on June 30, 2024.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers and Trustees, certain officers and directors of the Investment Adviser, affiliates thereof, and persons who beneficially own more than 10% of the Fund's outstanding securities (collectively, the "Reporting Persons") to electronically file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE.

Based solely on the Fund's review of such forms filed on EDGAR, to the knowledge of the Fund, during the fiscal period ended September 30, 2023, the Fund's Reporting Persons timely filed all reports they were required to file under Section 16(a).

Relationship of Trustees or Nominees with the Investment Adviser and Administrator abrdn Inc. serves as the investment adviser to the Fund pursuant to a management agreement dated as of July 7, 2023. The Investment Adviser is a Delaware corporation with its registered offices located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. abrdn Inc. also provides administrative services to the Fund under an administration agreement. abrdn Inc. is an indirect subsidiary of abrdn plc, which has its registered offices at 1 George Street, Edinburgh, EH2 2LL, Scotland. Messrs. Andolina and Goodson and Mmes. Kennedy and Sitar, who serve as officers of the Fund, are also directors and/or officers of abrdn Inc.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS
THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed Proxy Card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Trustees and employees of the Fund, the Investment Adviser or the Administrator.

EQ Fund Services ("EQ") has been retained to assist in the solicitation of proxies and will receive an estimated fee of $2,500 and be reimbursed for its reasonable expenses.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about August 15, 2024. As mentioned above, EQ has been engaged to assist in the solicitation of proxies. As the date of the Meeting approaches, certain shareholders of the Fund may receive a call from a representative of EQ, if the Fund has not yet received their vote. Authorization to permit EQ to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. Based upon filings made with the SEC, as of August 9, 2024, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of a class of shares of the Fund.

Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
Preferred	Toronto Dominion Investments, Inc.* 1 Vanderbilt Avenue New York, NY 10017	990	100.00%
	Toronto Dominion Holdings USA Inc* 1 Vanderbilt Avenue New York, NY 10017
	TD Group US Holdings LLC* 251 Little Falls Drive Wilmington, DE 19808
	Toronto Dominion Bank* Toronto-Dominion Centre, P.O. Box 1 Toronto A6, M5K 1A2

*  Per Form 4 filed with the SEC on December 22, 2022, Toronto Dominion Investments, Inc. ("TDI") is the direct owner of the preferred shares. Toronto Dominion Holdings (U.S.A.), Inc. ("TDH") is the sole owner of TDI and TD Group US Holdings LLC ("TD GUS") is the sole owner of TDH. Toronto Dominion Bank ("TD Bank") is the sole owner of TD GUS. TD Bank, TDH, and TD GUS hold an indirect interest in the preferred shares by virtue of their ownership of TDI.

Shareholder Proposals. If a shareholder intends to present a proposal, including the nomination of a trustee, at the Annual Meeting of Shareholders of the Fund to be held in 2025 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the 1934 Act, such proposal must be received at the Fund's principal executive offices, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, no later than April 17, 2025.

Shareholders wishing to present a proposal, including the nomination of a trustee, at the Annual Meeting of Shareholders of the Fund to be held in 2025 other than pursuant to Rule 14a-8 must send written notice of such proposal to the Secretary of the Fund at the office of the Fund, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and such notice must be received by the Secretary no sooner than March 18, 2025 and no later than 5:00 p.m., Eastern Time, on April 17, 2025, in the form prescribed in the Fund's By-Laws.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy Statement

Unless the Fund has received contrary instructions from shareholders, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-800-522-5465. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of its household, please contact the Fund in writing at: 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103 or call the Fund at 1-800-522-5465.

Other Business

Management knows of no business to be presented at the Meeting, other than the Proposal set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Board of Trustees,

Megan Kennedy, Vice President and Secretary
abrdn National Municipal Income Fund

PROXYEVERY VOTE IS IMPORTANT ABRDN NATIONAL MUNICIPAL INCOME FUND PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. ABRDN NATIONAL MUNICIPAL INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 30, 2024 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of abrdn National Municipal Income Fund (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Katherine Corey, Andrew Kim and Robert Hepp, each the attorney, agent, and proxy of the undersigned, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Monday, September 30, 2024, at 10:30 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for Trustees. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 VFL_34130_080924 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on September 30, 2024

FOR WITHHOLD FOR ALL ALL ALL EXCEPT EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the abrdn National Municipal Income Fund Annual Shareholders Meeting to be held on September 30, 2024, at 10:30 a.m. (Eastern Time) The Notice of Annual Meeting, Proxy Statement and Proxy Card for this meeting are available at: http://www.abrdnvfl.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated August 15, 2024 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR TRUSTEES IN THE PROPOSAL. 1. Election of Trustees: 01. Christian Pittard 02. Todd Reit INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx VFL 34130 xxxxxxxx / /

PROXYEVERY VOTE IS IMPORTANT ABRDN NATIONAL MUNICIPAL INCOME FUND PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. ABRDN NATIONAL MUNICIPAL INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 30, 2024 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of abrdn National Municipal Income Fund (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Katherine Corey, Andrew Kim and Robert Hepp, each the attorney, agent, and proxy of the undersigned, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Monday, September 30, 2024, at 10:30 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for Trustees. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 VFL_34130_080924_Pref PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on September 30, 2024

FOR WITHHOLD FOR ALL ALL ALL EXCEPT EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the abrdn National Municipal Income Fund Annual Shareholders Meeting to be held on September 30, 2024, at 10:30 a.m. (Eastern Time) The Notice of Annual Meeting, Proxy Statement and Proxy Card for this meeting are available at: http://www.abrdnvfl.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated August 15, 2024 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR TRUSTEES IN THE PROPOSAL. 1. Election of Trustees: 01. Christian Pittard 02. Todd Reit 03. Nancy Yao 04. C. William Maher INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx VFL2 34130 xxxxxxxx / /